SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	June 13, 2014
PACIFIC ETHANOL, INC.
(Exact name of registrant as specified in its charter)
Delaware (State or other jurisdiction of incorporation)	000-21467 (Commission File Number)	41-2170618 (IRS Employer Identification No.)

400 Capitol Mall, Suite 2060 Sacramento, California	95814
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code:	(916) 403-2123

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Pacific Ethanol, Inc. 2014 Short-Term Incentive Plan

On June 13, 2014, the compensation committee of the board of directors of Pacific Ethanol, Inc. (the “Company”) adopted a 2014 short-term incentive plan (the “Company Plan”) applicable to the Company’s Chief Executive Officer, Chief Financial Officer, Chief Operating Officer, General Counsel, Vice President of Corporate Development and other officer, director and manager-level personnel. The purpose of the Company Plan is to motivate and reward eligible personnel for their contributions to the Company in achieving its financial performance and other goals.

The aggregate amount available for distribution under the Company Plan will be determined by the Company’s compensation committee. Amounts paid under the Company Plan will be based on Company financial performance, and achievement against departmental and individual goals and objectives. Company financial performance will be measured by the Company’s 2014 earnings before interest, taxes, debt extinguishments, fair value adjustments, warrant inducements and depreciation and amortization (“Adjusted EBITDA”).

The foregoing summary does not purport to be complete and is qualified in its entirety by reference to a description of the Company Plan included as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by this reference.

Kinergy 2014 Short-Term Incentive Plan

On June 13, 2014, the compensation committee of the board of directors of the Company adopted a 2014 short-term incentive plan (the “Kinergy Plan”) for Kinergy Marketing LLC (“Kinergy”), a wholly-owned subsidiary of the Company. The Kinergy Plan is applicable to the Company’s Vice President of Ethanol Supply and Trading. The purpose of the Kinergy Plan is to motivate and rewardthe Company’s Vice President of Ethanol Supply and Trading for contributions to Kinergy in achieving its financial performance and other goals.

The aggregate amount available for distribution under the Kinergy Plan will be determined by the Company’s compensation committee. Amounts paid under the Kinergy Plan will be based on Kinergy’s financial performance, overall Company financial performance and achievement against individual goals and objectives. Kinergy’s financial performance goal will be measured by Kinergy’s adjusted net income and Company financial performance will be measured by the Company’s 2014 Adjusted EBITDA.

The foregoing summary does not purport to be complete and is qualified in its entirety by reference to a description of the Kinergy Plan included as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by this reference.

2

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

	Number	Description

	10.1	Pacific Ethanol, Inc. 2014 Short-Term Incentive Plan Description
10.2	Kinergy Marketing LLC 2014 Short-Term Incentive Plan Description

3

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 13, 2014	PACIFIC ETHANOL, INC.

	By:	/s/ CHRISTOPHER W. WRIGHT
Christopher W. Wright Vice President, General Counsel and Secretary

4

EXHIBITS FILED WITH THIS REPORT

Number	Description
10.1	Pacific Ethanol, Inc. 2014 Short-Term Incentive Plan Description
10.2	Kinergy Marketing LLC 2014 Short-Term Incentive Plan Description

5